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                                  EXHIBIT 5

                              FORM OF APPLICATION

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CANADA LIFE
INSURANCE COMPANY OF NEW YORK                                   APPLICATION FOR
500 MAMARONECK AVENUE                FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY
HARRISON, NEW YORK  10528
(800) 905-1959
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1.  OWNERS (APPLICANTS)                                               4.  ANNUITANTS (IF DIFFERENT FROM OWNER)
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Name*                                                                 Name*
     ----------------------------------------------------------              -----------------------------------------------
             First           Middle         Last                                  First           Middle         Last

Address                                                               Address
       --------------------------------------------------------              -----------------------------------------------
            Street                                                             Street

---------------------------------------------------------------       ------------------------------------------------------
            City           State            Zip                                  City           State            Zip

Sex [ ] M  [ ] F  [ ] Other    Date of Birth  [  ]    [  ]   [  ]     Sex [ ]M  [ ]F   Date of Birth     [  ]      [ ]   [ ]
                                             Month     Day   Year                                        Month     Day   Year
Daytime Phone Number  (          )
                                   --------------------------------    [ ][ ][ ][ ][ ][ ][ ][ ][ ]
[ ][ ][ ][ ][ ][ ][ ][ ][ ]    OR [ ][ ][ ][ ][ ][ ][ ][ ][ ]             Social Security Number
     Social Security Number              Tax ID Number                ==================================================
                                                                      JOINT-ANNUITANT (Optional)
Client Brokerage Acct. # (If applicable)
                                        ---------------------------   Name*
===================================================================       -------------------------------------------
JOINT OWNER (Optional)                                                       First           Middle         Last

1. Name*                                                              Sex [ ] M  [ ] F        Date of Birth   [ ]    [ ]   [  ]
        -------------------------------------------------------
              First           Middle         Last                     [ ][ ][ ][ ][ ][ ][ ][ ][ ]             Month   Day   Year
                                                                      Social Security Number

                                                                      -------------------------------------------------------------
                                                                      5.  MY INVESTMENT
                                                                      -------------------------------------------------------------
Sex [ ]M  [ ]F  [ ]Other      Date of Birth  [  ]    [  ]     [  ]    Allocated payment with application of $_____ as
                                            Month     Day     Year    indicated below (MUST TOTAL 100%)

[ ][ ][ ][ ][ ][ ][ ][ ][ ]    OR    [ ][ ][ ][ ][ ][ ][ ][ ][ ]      ____% Cash Management     (21)  ___% Income               (22)
     Social Security Number              Tax ID Number                ____% Bond                (23)  ___% Common Stock         (24)
                                                                      ____% Capital             (25)  ___% International        (26)
-------------------------------------------------------------------   ____% Communic. & Inform  (27)  ___% Global Growth Oppor. (28)
2.  BENEFICIARIES                                                     ____% Global Smaller Cos. (29)  ___% Frontier             (41)
-------------------------------------------------------------------   ____% High Yeild Bond     (42)  ___% Global Technology    (43)
     Enclose signed letter if more information is required.           ____% Small-Cap Value     (44)  ___% Large-Cap Value      (45)

1. Name*                                                              ____% Fixed Account (201)
       -----------------------------------------------------------
             First           Middle         Last
                                                                      [  ] Check here if you are using Seligman Time Horizon
                                                                           Matrix(SM).  If so, PLEASE LEAVE INVESTMENT
[ ][ ][ ][ ][ ][ ][ ][ ][ ]    OR [ ][ ][ ][ ][ ][ ][ ][ ][ ]              ALLOCATION BLANK IN THIS SECTION AND ATTACH TIME
     Social Security Number              Tax ID Number                     HORIZON MATRIX(SM) ELECTION FORM.
                                                                      -------------------------------------------------------------
                                                                      6. Pre-Authorized Check (PAC)
Relationship                            Percentage      %             -------------------------------------------------------------
            -----------------------                ----               I authorize the Company to collect $____ (MINIMUM $100/$50 -
                                                                      IRA) starting on ______________ by initiating electronic
2. Name*                                                              debt entries to my account.
       -----------------------------------------------------------
             First           Middle         Last                      Select One:  [ ] Checking attach voided check)
                                                                                   [ ] Savings (attach deposit slip)

[ ][ ][ ][ ][ ][ ][ ][ ][ ]    OR [ ][ ][ ][ ][ ][ ][ ][ ][ ]         If start date is not indicated, this option will commence
     Social Security Number              Tax ID Number                30 days from issue date.  This option is not available on
                                                                      the 29th, 30th, or 31st day of each month.
Relationship                            Percentage      %             ------------------------------------------------------------
            -----------------------                ----               7. Replacement
                                                                      ------------------------------------------------------------
                                                                       Will this Annuity replace or change any other insurance or
==================================================================     annuity?
CONTINGENT BENEFICIARY
                                                                       [ ] NO  [ ]YES  - Company
Name*                                                                                       ------------------------------------
         ---------------------------------------------------------                      Policy No.
             First           Middle         Last                                                  ---------------------------------
                                                                                                   (Please attach replacement forms.
[ ][ ][ ][ ][ ][ ][ ][ ][ ]    OR [ ][ ][ ][ ][ ][ ][ ][ ][ ]
     Social Security Number              Tax ID Number                  ------------------------------------------------------------
                                                                        8. FOR AGENTS ONLY
Relationship                            Percentage      %               ------------------------------------------------------------
            -----------------------                ----                 Questions?  Contact either your broker/dealer or Canada Life
------------------------------------------------------------------      at (800) 905-1959.
3.  TYPE OF ACCOUNT (MUST BE COMPLETED)
------------------------------------------------------------------      [ ]Option A (Trail)  [ ]Option B (No Trail)
IRA:   [ ] Traditional     [ ] Roth      [ ] Simple     [ ] SEP         [ ]Option C (Trail)  [ ]Option D (Trail)
IRA Transfer/Rollover?     [ ] Yes       [ ] No

IRA Tax Year is_______________


[ ] 401(k)         [ ]    457               [ ] Non-Qualified
[ ] 403(b)         [ ]    Keogh (HR-10)     [ ] Other ________



* Unless subsequently changed in accordance with terms of Policy issued.
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9. SERVICE OPTIONS
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BY INITIALING THE BOX(ES) IN THIS SECTION, I/WE HEREBY AUTHORIZE THE COMPANY TO INITIATE THE OPTION(S) INDICATED. I/WE UNDERSTAND
AND AGREE TO ANY AUTHORIZATION AS FOLLOWS: 1) ONLY APPLIES TO THE POLICY APPLIED FOR AND SEPARATE AUTHORIZATION MUST BE COMPLETED
FOR ANY OTHER POLICIES.  2) WILL CONTINUE IN EFFECT UNTIL THE COMPANY RECEIVES WRITTEN REVOCATION FROM ME/US OR THE COMPANY
DISCONTINUES THE OPTION(S). I/WE WILL CONSULT THE CURRENT PROSPECTUS FOR MORE DETAILS ON THE SERVICE OPTIONS BELOW, SUCH AS THE
MINIMUMS AND MAXIMUMS.

=========================================================================================

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                       TELEPHONE TRANSFER AUTHORIZATION
---------------------
I/We authorize the Company to act on transfer instructions given by telephone from any person who can furnish identification. Neither the Company nor any person authorized by the Company will be responsible for any claim, loss, liability or expense in connection with a telephone transfer if the Company or such other person acted on telephone transfer instructions in good faith in reliance on this authorization. I/We accept and will comply with the procedures established by the Company from time to time.
=========================================================================================
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                        DOLLAR COST AVERAGING*
---------------------
I/We hereby authorize the Company to automatically transfer, on a periodic basis, amounts for regular level investments over time, from one sub-account or the 1 year Fixed Account shown on this form, to any of the other sub-accounts or
Fixed Accounts specified on this form.

Transfer $________   From ____________        Start Date __________
Stop Date ________  or Number of Transfers _____________     on a
[ ] Monthly    [ ]  Quarterly   [ ] Semi-Annually  [ ] Annually

Transfer above amount to (please use numeric codes listed in Section 5):
_____________    ____________    _____________    _____________

_____________    ____________    _____________    _____________

_____________    ____________    _____________    _____________

_____________    ____________    _____________    _____________

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10. REMARKS
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                     SYSTEMATIC WITHDRAWAL PRIVILEGE (SWP)*
--------------------
I/We hereby authorize the Company to initiate withdrawals from my Policy, via Electronic Funds Transfer, as indicated below.
SELECT ONE:  [ ] CHECKING (ATTACH VOIDED CHECK)  [ ] SAVINGS (ATTACH DEPOSIT SLIP)
Withdraw:    [ ] Maximum amount allowed without incurring a Surrender
Charge, or   $_____________, to start on         /        /
                                          Month     Day      Year
Stop Date:_________________ or Number of Withdrawals:________.
Withdraw From (please use numeric codes listed in Section 5):

_____________    ____________    _____________    _____________

_____________    ____________    _____________    _____________

_____________    ____________    _____________    _____________

_____________    ____________    _____________    _____________

Frequency of Withdrawal: [ ]  Monthly  [ ] Quarterly   [ ] Semi-Annually   [ ] Annually
Please  [ ] Withhold  [ ] Do Not Withhold Federal Income Taxes. (If left blank,
10% of federal taxes will be automatically withheld).


==========================================================================================

---------------------
                      PORTFOLIO REBALANCING *
---------------------
I/We hereby authorize the Company to provide portfolio rebalancing services as indicated below:
Frequency of Rebalancing: [ ]  Quarterly    [ ] Semi-Annually    [ ] Annually



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11.  SIGNATURES
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STATEMENT OF APPLICANT: To the best of the knowledge and belief of the person(s) signing below, all statements in this Application are true and correctly worded. Each person signing below adopts all statements made in this Application and agrees to be bound by them. IT IS AGREED THAT THE POLICY WILL NOT TAKE EFFECT UNTIL THE LATER OF: 1) THE POLICY IS ISSUED; OR 2) WE RECEIVE AT OUR
ADMINISTRATIVE OFFICE THE FIRST PREMIUM REQUIRED UNDER THE POLICY. No agent or registered representative can modify this agreement or waive any of the Company's rights or requirements. I/WE ACKNOWLEDGE RECEIPT OF THE EFFECTIVE PROSPECTUS(ES) FOR THE POLICY.  3)
I/WE CERTIFY THAT THE NUMBER SHOWN ON THIS FORM IS MY/OUR SOCIAL SECURITY # OR TAXPAYER ID #. 4) THE POLICY I/WE HAVE APPLIED FOR
IS SUITABLE FOR MY/OUR INSURANCE INVESTMENT OBJECTIVES, FINANCIAL SITUATION, AND NEEDS.

I/WE UNDERSTAND THAT ALL ACCUMULATION BENEFITS AND VALUES PROVIDED BY THE VARIABLE ACCOUNT MAY INCREASE OR DECREASE DAILY
DEPENDING ON INVESTMENT PERFORMANCE, AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNTS.

[ ] I/WE REQUEST THE STATEMENT OF ADDITIONAL INFORMATION.

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    Signed in (State)               Date Signed             Signature of Owner/Applicant                  Signature of Joint Owner


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 Signature of Annuitant (if different from Owner)                         Signature of Joint-Annuitant (if different from Owner)

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Signature of Irrevocable Beneficiary (if designated)

STATEMENT OF AGENT: I certify that 1) the applicant signed this Application; 2) I am authorized and qualified to discuss the Policy herein applied for; and 3) to the best of my knowledge replacement [ ] is [ ] is not involved.

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   Print Registered Representative/Agent Name       Name of Firm                                                  Date Signed


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   Signature of Agent                               Branch Address(if designated)


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   Agent Number                                     State License ID Number          Agent Phone Number      Agent Fax Number

*  If start date is not indicated, this option will commence 30 days from issue date. This option is not available on the 29th,
   30th or 31st day of each month.
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